EXHIBIT 99.1

ORCHID ISLAND CAPITAL ANNOUNCES
DECEMBER 2017 MONTHLY DIVIDEND AND
NOVEMBER 30, 2017 RMBS PORTFOLIO CHARACTERISTICS

•	December 2017 Monthly Dividend of $0.14 Per Share
•	RMBS Portfolio Characteristics as of November 30, 2017

Vero Beach, Fla., December 13, 2017 - Orchid Island Capital, Inc. (the "Company") (NYSE:ORC) announced today that the Board of Directors declared a monthly cash dividend for the month of December 2017. The dividend of $0.14 per share will be paid January 10, 2018, to holders of record on December 29, 2017, with an ex-dividend date of December 28, 2017.

The Company intends to make regular monthly cash distributions to its stockholders. In order to qualify as a real estate investment trust ("REIT"), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of December 13, 2017, the Company had 51,571,065 shares outstanding. At September 30, 2017, the Company had 45,308,169 shares outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of November 30, 2017 are presented below. These figures are preliminary and subject to change.  The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

•	RMBS Valuation Characteristics
•	RMBS Assets by Agency
•	Investment Company Act of 1940 (Whole Pool) Test Results
•	Repurchase Agreement Exposure by Counterparty
•	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests in Agency RMBS that are either traditional pass-through Agency RMBS or structured Agency RMBS. Orchid Island Capital, Inc. has elected to be taxed as a REIT for federal income tax purposes.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company's distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.'s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the "Risk Factors" section of the Company's Form 10-K for the year ended December 31, 2016.

RMBS Valuation Characteristics
($ in thousands)
				Percentage	Weighted	Realized
	Current	Fair	Current	of	Average	Nov 2017 CPR
Asset Category	Face	Value(1)	Price	Portfolio	Coupon	(Reported in Dec)
As of November 30, 2017
Adjustable Rate RMBS	$1,665	$1,768	$106.13	0.04%	3.94%	0.01%
10-1 Hybrid Rate RMBS	40,503	41,212	101.75	1.04%	2.55%	6.73%
Hybrid Adjustable Rate RMBS	40,503	41,212	101.75	1.04%	2.55%	6.73%
15 Year Fixed Rate RMBS	39,763	41,340	103.97	1.04%	3.50%	8.90%
20 Year Fixed Rate RMBS	298,941	315,960	105.69	7.98%	4.00%	3.72%
30 Year Fixed Rate RMBS	3,202,439	3,433,875	107.23	86.78%	4.38%	9.25%
Total Fixed Rate RMBS	3,541,143	3,791,175	107.06	95.81%	4.33%	8.78%
Total Pass-through RMBS	3,583,311	3,834,155	107.00	96.90%	4.32%	8.75%
Interest-Only Securities	716,812	88,407	12.33	2.23%	3.76%	13.85%
Inverse Interest-Only Securities	270,283	34,414	12.73	0.87%	4.29%	9.79%
Structured RMBS	987,095	122,821	12.44	3.10%	3.91%	12.74%
Total Mortgage Assets	$4,570,406	$3,956,976		100.00%	4.30%	9.61%

RMBS Assets by Agency			Investment Company Act of 1940 Whole Pool Test
($ in thousands)			($ in thousands)
		Percentage			Percentage
	Fair	of		Fair	of
Asset Category	Value(1)	Portfolio	Asset Category	Value(1)	Portfolio
As of November 30, 2017			As of November 30, 2017
Fannie Mae	$2,460,219	62.2%	Whole Pool Assets	$3,347,761	84.6%
Freddie Mac	1,490,709	37.6%	Non-Whole Pool Assets	609,215	15.4%
Ginnie Mae	6,048	0.2%	Total Mortgage Assets	$3,956,976	100.0%
Total Mortgage Assets	$3,956,976	100.0%

(1)	Amounts in the tables above exclude assets with a fair value of approximately $119.0 million sold in November 2017, which settle in December 2017.

Borrowings By Counterparty
($ in thousands)
			Weighted
		% of	Average
	Total	Total	Maturity	Longest
As of November 30, 2017	Borrowings(1)	Debt	in Days	Maturity
J.P. Morgan Securities LLC	$575,229	15.0%	173	8/10/2018
Mirae Asset Securities (USA) Inc.	359,514	9.3%	112	8/10/2018
Wells Fargo Bank, N.A.	275,257	7.1%	11	12/11/2017
ICBC Financial Services LLC	247,114	6.4%	13	12/13/2017
Cantor Fitzgerald & Co	242,372	6.3%	28	1/16/2018
Citigroup Global Markets Inc	231,470	6.0%	34	1/16/2018
Guggenheim Securities, LLC	228,125	5.9%	29	1/12/2018
RBC Capital Markets, LLC	221,504	5.7%	43	1/12/2018
Mizuho Securities USA, Inc	201,823	5.2%	17	1/22/2018
Mitsubishi UFJ Securities (USA), Inc	187,974	4.9%	48	1/22/2018
Goldman, Sachs & Co	168,481	4.4%	17	12/29/2017
ED&F Man Capital Markets Inc	144,915	3.8%	76	2/22/2018
South Street Securities, LLC	143,554	3.7%	14	1/29/2018
Nomura Securities International, Inc.	135,829	3.5%	46	1/29/2018
Merrill Lynch, Pierce, Fenner & Smith Incorporated	106,155	2.7%	9	12/13/2017
Natixis, New York Branch	105,160	2.7%	17	12/27/2017
FHLB-Cincinnati	96,112	2.5%	1	12/1/2017
Daiwa Securities America Inc.	70,924	1.8%	11	12/13/2017
KGS-Alpha Capital Markets, L.P	65,704	1.7%	101	8/14/2018
Lucid Cash Fund USG LLC	25,137	0.7%	15	12/15/2017
ING Financial Markets LLC	17,185	0.4%	1	12/1/2017
J.V.B. Financial Group, LLC	12,980	0.3%	13	12/13/2017
Total Borrowings	$3,862,518	100.0%	58	8/14/2018

(1)
In November 2017, the Company sold assets with a fair value of approximately $119.0 million which settle in December 2017 that collateralize approximately $115.9 million of repurchase agreements included in the table above.

RMBS Risk Measures
($ in thousands)
Mortgage Assets
		Weighted
		Average	Weighted	Weighted	Modeled	Modeled
		Months	Average	Average	Interest	Interest
		To Next	Lifetime	Periodic	Rate	Rate
	Fair	Coupon Reset	Cap	Cap Per Year	Sensitivity	Sensitivity
Asset Category	Value	(if applicable)	(if applicable)	(if applicable)	(-50 BPS)(1)	(+50 BPS)(1)
As of November 30, 2017
Adjustable Rate RMBS	$1,768	6	10.05%	2.00%	$12	$(8)
Hybrid Adjustable Rate RMBS	41,212	62	7.55%	2.00%	552	(632)
Total Fixed Rate RMBS	3,791,175	n/a	n/a	n/a	52,812	(76,970)
Total Pass-through RMBS	3,834,155	n/a	n/a	n/a	53,376	(77,610)
Interest-Only Securities	88,407	n/a	n/a	n/a	(13,633)	11,368
Inverse Interest-Only Securities	34,414	1	5.18%	n/a	2,088	(3,235)
Structured RMBS	122,821	n/a	n/a	n/a	(11,545)	8,133
Total Mortgage Assets	$3,956,976	n/a	n/a	n/a	$41,831	$(69,477)

Funding Hedges
					Modeled	Modeled
					Interest	Interest
			Average	Hedge	Rate	Rate
			Notional	Period	Sensitivity	Sensitivity
			Balance(2)	End Date	(-50 BPS)(1)	(+50 BPS)(1)
Eurodollar Futures Contracts - Short Positions			$1,130,769	Dec-2020	$(16,387)	$18,375
Treasury Futures Contracts - Short Positions			140,000	Mar-2018	(5,470)	5,233
Payer Swaps			1,010,000	Aug-2022	(13,545)	13,545
Payer Swaption			200,000	Sep-2025	(2,253)	3,954
TBA Short Positions			363,000	Jan-2018	(8,381)	11,067
Total Hedges					(46,036)	52,174

Grand Total					$(4,205)	$(17,303)

(1)
Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Treasury futures contracts were valued at a price of $124.05 at November 30, 2017. The notional contract value of the short position was $173.7 million.

Contact:

Orchid Island Capital, Inc.
Robert E. Cauley
3305 Flamingo Drive, Vero Beach, Florida 32963
Telephone: (772) 231-1400